                                                                   EXHIBIT 10.10

                      METAWAVE COMMUNICATIONS CORPORATION
                              PURCHASE AGREEMENT


THIS PURCHASE AGREEMENT (this "Agreement") is made as of this 12th day of December, 1997, (the "Effective Date") between Metawave Communications Corporation, a Delaware corporation ("Seller"), and Telefonica Celular del Paraguay S.A., a Paraguay corporation ("Customer"), a subsidiary of Millicom International Cellular S.A., a Luxembourg corporation ("Millicom").

The parties, in consideration of the mutual covenants, agreements and promises of the other set forth in this Agreement and intending to be legally bound, agree as follows:

1.   AGREEMENT

Seller agrees to sell to Customer, and Customer agrees to purchase, the Products and Services identified on Exhibit A to this Agreement in accordance with the specifications and the terms and conditions hereof and at the Purchase Prices set forth in Exhibit A. Notwithstanding any other provision of this Agreement or any other contract between the parties to the contrary, the provisions of this Agreement shall apply to all Purchase Orders for the Products and Services during the term of this Agreement unless the parties expressly agree by written modification to this Agreement that the provisions of this Agreement shall not apply. Any additional or different terms in any acknowledgment, invoice, Purchase Order or other communication from one party to the other shall be deemed objected to without need of further notice of objection and shall be of no effect and not in any circumstance binding upon either party unless expressly accepted by both parties in writing.

2.   DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

"Acceptance Date" shall mean for the Initial Order, a date which is no later than the date specified in Exhibit C on which the Products in the Initial Order shall satisfy the Acceptance Test Procedure and for Follow-on Orders, the date that the Products satisfy the Acceptance Test Procedure.

"Acceptance Test Procedure" shall mean the testing procedures and protocols to be agreed by the parties by January 15, 1998 and set forth in Exhibit C.

"Affiliate" shall mean any partnership, corporation or other entity (i) in which Customer, directly or indirectly, owns a controlling interest or (ii) which owns a controlling interest in Customer.

"Certificate of Acceptance" shall mean the Customer's certification of Seller's satisfactory completion of the Acceptance Test Procedure in the form set forth in Exhibit C.

"Change Order" shall mean any subsequent change to a Purchase Order initiated by either Seller or Customer, including but not limited to, changes in Site configuration, pricing and delivery date, which is mutually agreed to by both parties.

"Follow-on Order" shall mean any Products (and associated Services) in excess of the Initial Order purchased by Customer pursuant to the terms and conditions of this Agreement.

"Initial Order" shall mean the Products (and any associated Services) identified in Exhibit A as the Initial Order which are purchased by Customer pursuant to the terms and conditions of this Agreement.

[***]

[***]

[***]

"Products" shall mean the products listed on Exhibit A hereto or any additional products set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

"Purchase Order" shall mean any purchase order Customer may deliver to Seller for the purchase of the Products and Services which incorporates the terms and conditions of this Agreement and which has been accepted by Seller.

"Purchase Price" shall mean the price of the Products and the price of the Services shown on Exhibit A or any other amount set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

"Services" shall mean the engineering services listed on Exhibit A hereto or any additional services set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

"Site" shall mean each of the Customer cell site locations at which a Product is installed.

"Software" shall mean the object-code computer programs, including firmware object code, licensed by Seller for use solely with the Products which enables the Products to perform its functions and processes.

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

"Software License" shall mean the software license for the software to be delivered to Customer for use with the Products as set forth in Exhibit D.

"Specifications" shall mean the specifications for the Products set forth in Exhibit B and incorporated herein.

3.   DELIVERY AND ACCEPTANCE OF PRODUCTS

Seller shall, for both the Initial Order and Follow-on Orders, (i) properly deliver the Products to Customer's designated location on or before the date(s) specified in a Purchase Order, and (ii) satisfy the Acceptance Test Procedure by the Acceptance Date, failing which Seller shall pay to Customer (or credit against amounts owed to Seller by Customer) a charge, [***] of delay in delivery, equal to the rate of [***] of the Products which have been delayed, provided, however, that such charge shall not apply to any delay caused by an act of force majeure, as set forth in section 15 hereof or to any delays in the Acceptance Date for the Initial Order. Such charges shall not exceed [***] of each Product so delayed.

4.   SHIPPING, CHARGES AND PACKING

     a. Unless otherwise instructed by Customer, Seller shall ship all Products to the destination designated in a Purchase Order and render invoices in accordance with Section 8 below.

     b. Products shall be packed by Seller, at no additional charge to Customer, in containers adequate to prevent damage during shipping, handling and storage. Seller shall adequately insure Products during shipment from Seller's facility to the Sites.

     c. Customer shall reimburse Seller at cost for (or pay directly) all shipping costs, insurance costs, customs clearance charges, duties, levies and any other charges in connection with the sale of the Products and their delivery to the Sites.

5.   PURCHASE ORDERS; CHANGES AND CANCELLATIONS

     a. Customer shall order all Products and Services pursuant to this Agreement by a Purchase Order, which shall specify the date of delivery for such Products and Services mutually agreed by the parties. Each Purchase Order shall only become binding on Seller and Customer when agreement has been reached by the parties on all of the terms therein and Seller has confirmed its acceptance of the Purchase Order in writing (such acceptance not to be unreasonably withheld) subject to completion of the Site survey for each Product pursuant to section 5(b) below. At its sole option, Seller may decline acceptance of a Purchase Order if (i) Seller has determined that the costs associated with the sale of the Products and Services to the Sites specified in the Purchase Order are prohibitive or the conditions at such Sites are unacceptable; or (ii) the sale and delivery of the Products and Services would contravene section 18(h) of this Agreement.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     b. The Product configurations set forth in Exhibit A hereto or in a Purchase Order are subject to change following the completion of a Site survey by Seller. A change to such configurations may result in a change in the Purchase Price of the Products or Services or in the delivery date. Any such change shall be agreed to in a written Change Order executed by both parties.

     c. Promptly following execution of this Agreement, Customer shall give Seller, for planning purposes, a non-binding forecast of its estimated requirements for the Products and Services for the forthcoming [***] and such forecast shall be updated on a quarterly basis.

     d. Customer may, by written notice no less than 30 days prior to Seller's shipment of a Product , make changes to destinations specified in the Purchase Order, provided the new destination is within the same country as the original destination.

     e. Customer may, by written notice no less than 45 days prior to delivery date specified in Purchase Order, delay the delivery schedule, provided that such delay does not extend the delivery date specified in the Purchase Order beyond 180 days from Seller's acceptance of the Purchase Order.

     f. Customer may cancel delivery of a Product prior to the Seller's shipment of a Product provided that if Customer directs such cancellation (a) with less than [***] written notice from delivery date specified in Purchase Order, Customer shall pay to Seller [***] and (b) with between [***] written notice from delivery date specified in Purchase Order, Customer shall pay to Seller a fee [***] of each Product affected by such cancellation.

6.   TITLE; RISK OF LOSS

     a.   [***].

     b. Title to the Products supplied hereunder shall pass to Customer upon delivery to a carrier at Metawave's factory in Redmond WA, USA.

7.   WARRANTY

     a. Seller warrants that (i) all Products furnished hereunder will conform in all material respects with the requirements of this Agreement and the Specifications, (ii) all Products are free from defects in materials, workmanship and title, (iii) the media on which the Software is contained will be free from defects in material and workmanship under normal use and (iv) the Software will substantially conform to the documentation provided by Seller for a period of [***] from the date of execution of the Certificate of Acceptance for each

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          Product. The warranties in this Agreement are given in lieu of all other warranties express or implied which are specifically excluded, including, without limitation, implied warranties of merchantibility and fitness for a particular purpose.

     b. If Customer believes that there is a breach of any warranty set forth herein, Customer will notify Seller, setting forth in writing the nature of the claimed breach. Seller shall promptly investigate such breach and advise Customer of Seller's planned corrective action. Thereafter, Seller shall promptly repair or replace such Product or Products which includes Software or take such other action as may be acceptable to Customer to correct such breach of warranty at no additional charge to Customer. Any item replaced will be deemed to be on an exchange basis and any item retained by Seller through replacement will become the property of Seller. Items repaired or replaced will be warranted for (i) ninety (90) days from the date that any such item is placed into operation (Customer shall place any repaired or replaced item into operation promptly upon receipt from Seller) and functions properly (the repaired or replaced items shall be deemed to have been placed into operation and to be functioning properly within 30 days of receipt by Customer unless Seller is otherwise notified in writing of non-operation by Customer) or (ii) the balance of the remaining warranty period, whichever period of time is longer. Such action on the part of Seller shall be the full extent of Seller's liability and Customer's exclusive remedy hereunder.

     c. This warranty is void if (i) the Product is used in other than its normal and customary manner; (ii) the Product has been subject to misuse, accident, neglect or damage; (iii) the Product has been installed, optimized or moved from its original installation site by any person other than Seller or a person who has been trained by Seller to provide such services; or (iv) unauthorized alterations or repairs have been made, or unapproved parts used in the equipment.

     d. Seller shall negotiate in good faith an agreement with Customer regarding its Product Maintenance Program to be set forth in Exhibit G hereof and to be completed January 15, 1998. The Product Maintenance Program will include an extended hardware and software warranty.

8.   INVOICES AND PAYMENT

     a.   [***]

          1.   [***].

          2.   [***].

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

          3.   [***].

          4.   [***].

     b.   [***].

     c.   [***].

     d. For the Initial Order only, Seller shall render invoices to Customer every seven (7) days for reimbursement of air and ground transportation and other expenses (as set forth in Exhibit A or an Amendment) for Seller personnel providing Services. For all Follow-on Orders, Seller shall charge a flat fee for Services, which shall include expenses for the provision of the Services.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     e. All invoices sent by Seller to Customer shall be computed on the basis of the prices set forth in Exhibit A and any Change Orders or amendments and shall identify and show separately quantities of Products, type of Services, total amounts for each item, shipping charges, applicable sales or use taxes and total amount due. Customer shall pay Seller the total amount due in an invoice (in U.S. Dollars) and shall use best efforts to pay by wire transfer the amount due within fifteen (15) days of the date of the invoices rendered pursuant to subsections a(1) and (2) hereof. For all other invoices rendered pursuant to subsections a(3), a(4), b and d hereof, Customer shall promptly pay Seller by wire transfer in U.S. Dollars the amount due within forty-five (45) days of the date of the invoice. Customer shall pay a late fee at the rate of one and one-half percent (1.5%) of the amount due for each month or portion thereof that the amount remains unpaid, provided, however, that such late fee shall not apply in the case of payments due under subsections a(1) and (2) hereof for the first ten (10) days of delay.

     f. Customer shall be responsible for the payment of all sales, use and any other taxes applicable to the Products and Services outside the United States provided by the Seller pursuant to this Agreement. When Seller is required by law to collect such taxes, 100% thereof will be added to invoices as separately stated charges and paid by Customer in accordance with this section.

     g. If Customer disputes any invoices rendered or amount paid, Customer will so notify Seller, and the parties will use their reasonable efforts to resolve such dispute expeditiously. [***].

9.   INFRINGEMENT INDEMNITY

     a. Seller shall defend Customer against (or, at its option, settle) a claim that the Products supplied hereunder infringe a United States patent or copyright provided that (i) Customer promptly notifies Seller in writing of the claim, (ii) Customer gives Seller full opportunity and authority to assume sole control of the defense and all related settlement negotiations, and (iii) Customer gives Seller information and assistance for the defense (Customer will be reimbursed for reasonable costs and expenses incurred in rendering such assistance, against receipt of invoices therefor). Subject to the conditions and limitations of liability stated in this Agreement, Seller shall indemnify and hold harmless Customer from all payments, which by final judgments in such suits, may be assessed against Customer on account of such alleged infringement and shall pay resulting settlements, costs and damages finally awarded against Customer by a court of law.

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

     b. Customer agrees that if the Products become, or in Seller's opinion are likely to become, the subject of such a claim, Customer will permit Seller, at its option and expense, either to procure the right for Customer to continue using such Products or to replace or modify same so that they become non-infringing, and, if neither of the foregoing alternatives is available on terms which are acceptable to Seller, Customer shall at the written request of Seller, return the infringing or potentially infringing Products. Customer shall receive a refund of the prorated undepreciated portion of the Purchase Price actually paid by Customer to Seller for the returned portion of the Products. The Purchase Price shall be depreciated over a seven (7) year period.

     c. Seller shall have no obligation to Customer with respect to any claim of patent or copyright infringement which is based upon or related to
          (i) adherence to customized specifications, designs or instructions furnished by Customer, (ii) the interconnection or interface of any Products supplied hereunder with base station products or software not approved by Seller (such products approved by Seller are set forth in Exhibit B, section 2.2.7.), or (iii) the alteration of the Products or modification of any Software made by any party other than Seller.


10.  INDEPENDENT CONTRACTOR

Seller hereby declares and agrees that Seller is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Customer.

11.  INDEMNIFICATION

Seller shall indemnify Customer, its employees and directors, and each of them, against any loss, cost, damage, claim, expense or liability, including but not limited to liability as a result of injury to or death of any person or damage to or loss or destruction of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly caused, in whole or in part, by the acts or omissions, negligent or otherwise, of Seller or a contractor or an agent of Seller or an employee of anyone of them, except where such loss, cost, damage, claim, expense or liability arises from the sole negligence or willful misconduct of Customer or its employees. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay any costs and attorneys' fees that may me incurred by Customer in connection with any such claim or suit or in enforcing the indemnity granted above, provided that Seller (i) is given prompt notice of any such claim or suit and (ii) full opportunity to assume control of the defense or settlement. Seller shall not be liable to Customer for indirect or consequential damages, including but not limited to lost profits.

12.  TERM AND TERMINATION

The term of this Agreement shall be [***] from the Effective Date. If either party is in material default of any of its obligations under this Agreement and such default continues for thirty (30) days after written notice thereof by the party not in default, the nondefaulting party

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

may cancel this Agreement.   In addition, a party may cancel this Agreement if
a petition in bankruptcy or under any insolvency law is filed by or against the other party and is not dismissed within sixty (60) days of the commencement thereof. Any agreements between the parties pursuant to the terms and conditions of Exhibit G hereto (Product Maintenance Program) shall survive the termination of this Agreement.

13.  ASSIGNMENT

     a. Any assignment by either party of this Agreement or any other interest hereunder without the other party's prior written consent, shall be void, except assignment to a person or entity who acquires all or substantially all of the assets, business or stock of either party, whether by sale, merger or otherwise.

     b. The Software license granted to Customer in the form of Exhibit D (Software License), may not be sublicensed, assigned or otherwise transferred by Customer.

     c. Subject to the provisions of paragraphs a and b above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.


14.  NOTICES

Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, postage prepaid, certified mail, return receipt requested, or by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

TO SELLER:                              TO CUSTOMER:

Metawave Communications Corporation     Telefonica Celular del Paraguay S.A.
8700 148th Avenue NE                    F.R. Moreno 509.6to.PISO
Redmond WA 98052                        Asuncion, Paraguay
Attn: VP, Sales                         Attn.: Mr. Mario Zanotti-Cavazzoni
Copy to: General Counsel                Copy to:
Fax: 425 702 5976                       Fax: (1-595-21) 505 661

The address to which notices or communications may be given to either party may be changed by written notice given by such party to the other pursuant to this section 17.


15.  COMPLIANCE WITH LAWS

Subject to section 5(a)(ii), Seller shall comply with all applicable federal, state and local laws, regulations and codes, including the procurement of type acceptance, permits and licenses when needed, in the performance of this Agreement. Customer shall assist Seller (including making available to Seller the assistance of Customer's employees in the countries where the Sites are located) in obtaining such type acceptance, permits and licenses (including the local equivalents of FCC equipment authorization).

16. FORCE MAJEURE

Except for payment of moneys due, neither party shall be liable for delays in delivery or performance or for failure to manufacture, deliver or perform resulting from acts beyond the reasonable control of the party responsible for performance. Such acts shall include, but not be limited to(a) acts of God, acts of a public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, and loss or damage to goods in transit; (b) inability to obtain necessary products, components, services or facilities on account of causes beyond the reasonable control of the delayed party or its suppliers or (c) a delay in permits, governmental approvals and any other documentation required for the delivery, installation and operation of the Products at the Sites (including visas and work permits for Metawave personnel providing Services if such visas and work permits are unreasonably withheld and can not be obtained from another source.). In the event of any such delay, the date(s) of delivery or performance shall be extended for as many days are reasonably required due to the delay.

17.  GOVERNING LAW; DISPUTE RESOLUTION

     a. This Agreement and each Purchase Order shall be construed in accordance with the internal laws of the State of New York, without regard to its choice of law provisions.

     b. Any and all disputes arising between the parties shall be resolved in the following order: (i) by good faith negotiation between representatives of Customer and Seller who have authority to fully and finally resolve the dispute to commence within ten (10) days of the request of either party; (ii) in the event that the parties have not succeeded in negotiating a resolution of the dispute within ten (10) days after the first meeting, then the dispute will be resolved by nonbinding mediation in a mutually agreed location and to be conducted in English by a mutually agreed upon non-affiliated neutral party having experience with or knowledge in the wireless communications equipment industry to be chosen within twenty (20) days after written notice by either party demanding mediation(the costs therefor to be shared equally); and (iii) if within sixty (60) days of the initial demand for mediation by one of the parties, the dispute cannot be resolved by mediation, then the dispute shall be submitted by the parties to final and binding arbitration under the then current arbitration rules of the International Chamber of Commerce to be conducted in English by three (3) arbitrators having experience with or knowledge in the wireless telecommunications industry to be held in a mutually agreeable location (the costs therefor to be shared equally).

18.  GENERAL PROVISIONS


     a. All information, data and materials provided by either party under this Agreement or prior to the Effective Date of this Agreement shall be subject to the terms and conditions of the Non-Disclosure Agreement to be executed by the parties concurrently with this Agreement and attached hereto as Exhibit E.

     b. Seller and Customer may issue a joint press release concerning the execution of this Agreement. Such press release shall be subject to prior review and written approval by both parties, not to be unreasonably withheld.

     c. Waiver by either party of any obligation or default by the other party shall not be deemed a waiver by such party of any other obligation or default.

     d. Any rights of cancellation, termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this Agreement, unless such other remedies which are not prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent remedies.

     e. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations or Seller and Customer shall be construed and enforced accordingly.

     f. This Agreement, including all Exhibits attached to or referenced in this Agreement, shall constitute the entire agreement between Customer and Seller with respect to the subject matter hereof and supersedes all prior discussions, agreements and representations, whether oral or written.

     g. No provision of this Agreement shall be deemed waived, amended or modified by any party hereto, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties.

     h. Each party shall comply with all applicable U.S. and foreign export control laws and regulations and shall not export or re-export any technical data or Products or Services except in compliance with the applicable export control laws and regulations of the U.S. and any foreign country.

     i. The parties shall not disclose the financial value of this Agreement to third parties unless the parties mutually agreed to disclose such information.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


Metawave Communications Corporation         Telefonica Celular del Paraguay S.A.

By:    /s/ Robert Hunsberger                By:    /s/ Mario Zanotti
   -----------------------------               ----------------------------

Name: Robert Hunsberger                     Name:    /s/ Mario Zanotti
      --------------------------                 --------------------------

Title:  President & CEO                     Title:  General Manager
      --------------------------                  -------------------------


EXHIBITS ATTACHED:
A    Product and Services Pricing
B    Performance Specifications
C    Acceptance Test Procedure
D    Software License
E    Performance Criteria
F    Nondisclosure Agreement
G    Product Maintenance Program

                    EXHIBIT A: PRODUCTS AND SERVICES PRICING

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                                   ("SELLER")

                                      AND

                                  ("CUSTOMER")



                      Metawave Communications Corporation
                              8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                                Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------
  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                 (C)1997, METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.  Introduction...................................................  3
2.  SpotLight Pricing..............................................  3
3.  Services Pricing...............................................  4
4.  Software Licensing Fee.........................................  4
5.  Software Maintenance Fee.......................................  4
6.  Initial Order..................................................  5
7.  Pricing Assumptions For All Orders.............................  6

                         PRODUCTS AND SERVICES PRICING

For the purposes of uniformity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit A and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein.

1.   Introduction
This Exhibit A lists the Products and Services pricing as of the Effective Date of the Agreement. All payments for the Products and Services shall be in US dollars and in accordance with the payment terms set forth in the Agreement. The Product configurations set forth herein or in a Purchase Order are subject to change following the completion of a Site survey by Seller. A change to such configurations may result in a change in the Purchase Price of the Products and Services and a change in the delivery dates. Any such change shall be agreed to in a written Change Order executed by both parties.

2.   SpotLight Pricing
SPOTLIGHT TX/RX PRICING
[***]

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
Note: [***]


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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

SPOTlIGHT RECOMMENDED SPARES KIT

-----------------------------------------------------------------------------
    Part Number         DESCRIPTION                  QTY.       PRICE
-----------------------------------------------------------------------------
[***]                   Tx Driver                     [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
[***]                   [***]                         [***]      [***]
-----------------------------------------------------------------------------
                                            TOTALS:              [***]
-----------------------------------------------------------------------------

Note: The SpotLight Recommended Spares Kit list is for SpotLight configurations supporting up to 90 channels.

3.   Services Pricing

ENGINEERING SERVICES PRICING FOR FOLLOW-ON ORDERS

----------------------------------------------------------------------------
DESCRIPTION OF SERVICES                                          PRICE
----------------------------------------------------------------------------
[***]                                                              [***]
----------------------------------------------------------------------------

Notes:

[***]

4.   [***]

5.   [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Initial Order

PRODUCTS AND SERVICES PRICING FOR INITIAL ORDER (USD)

------------------------------------------------------------------------------------------------
            PRODUCT DESCRIPTION                  [***]            NO. OF       EXTENDED PRICE
                                                                   UNITS
-------------------------------------------------------------------------------------------------
[***]                                            [***]             [***]       [***]
[***]
-------------------------------------------------------------------------------------------------
[***]                                            [***]             [***]       [***]
-------------------------------------------------------------------------------------------------
                        Total Product Purchase Price for Initial Order         [***]
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

       SERVICES/PERSONNEL DESCRIPTION            UNIT PRICE        NO. OF      EXTENDED PRICE
                                                                    SITES
------------------------------------------------------------------------------------------------
[***]                                            [***]             [***]       [***]
------------------------------------------------------------------------------------------------
[***]                                                                          [***]
------------------------------------------------------------------------------------------------
Total Services Purchase Price for Initial Order                                [***]
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

Total Purchase Price for Initial Order                                         [***]
------------------------------------------------------------------------------------------------

Notes:

1.  [***]

2.  [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Pricing Assumptions For All Orders:

[***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     EXHIBIT B: PERFORMANCE SPECIFICATIONS

                           TO THE PURCHASE AGREEMENT

           SPOTLIGHT MULTIBEAM ANTENNA PLATFORM 2.0 TRANSMIT/RECIEVE

              (for use with Motorola HDII Base Station Equipment)



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                  1997, METAWAVE  COMMUNICATIONS  CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

[***]                                                                 [***]
[***]                                                                 [***]
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       [***]                                                          [***]
             [***]                                                    [***]
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             [***]                                                    [***]
             [***]                                                    [***]
             [***]                                                    [***]
       [***]                                                          [***]
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             [***]                                                    [***]
             [***]                                                    [***]
             [***]                                                    [***]
             [***]                                                    [***]
[***]                                                                 [***]
       [***]                                                          [***]


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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

                                     [***]

[***]

[***]
  [***]
  [***]

  [***]
  [***]
  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.   System Description

[***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.   Regulatory Requirements
     This section specifies requirements which are set primarily by local and/or national governing bodies, consortiums and standards committees.

3.1  US
     The SpotLight system complies with appropriate US FCC regulations (includes both RF and EMI). Specifically, the SMAP shall comply with the regulations defined in CFR 47 part 22 and part 15.

     The SpotLight system complies with the UL Certification process. Final UL approval is expected by the end of 1997.

                  EXHIBIT C: ACCEPTANCE TEST PROCEDURE (ATP)

                           TO THE PURCHASE AGREEMENT

                     SPOTLIGHT MULTIBEAM ANTENNA PLATFORM



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


________________________________________________________________________________

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                 (C) 1997, METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
________________________________________________________________________________

                               TABLE OF CONTENTS

1. Introduction............................................   3
2. Acceptance Tests........................................   3
     2.1. LampLighter Installation Test....................   4
     2.2. System Configuration Test........................   5
     2.3. Transmit Effective Radiated Power (Tx ERP) Test..   6
     2.4. Receive Sensitivity Test.........................   8
     2.5. Alarm Functionality Test.........................   9
     2.6. Call Processing Test.............................  11

                      SPOTLIGHT ACCEPTANCE TEST PROCEDURE

[***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          EXHIBIT D: SOFTWARE LICENSE

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                                  ("SELLER")

                                      AND

                                 ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1997, METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

 1.  Scope..................................................  3
 2.  Licensing Grant........................................  3
 3.  Limitations On Use Of Software.........................  3
 4.  Right To Copy, Protection And Security.................  4
 5.  Remedies...............................................  4
 6.  Term...................................................  5
 7.  Termination............................................  5
 8.  Right Of The Parties...................................  5
 9.  Limitations On Software................................  6
 10. Entire Understanding......................................


                               SOFTWARE LICENSE

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit D and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   Scope

     Pursuant to the above-identified Agreement, Software will be delivered by Seller to Customer for use with the Products according to the terms of the Agreement and this Exhibit. Customer shall then become a licensee with respect to such Software.

2.   Licensing Grant

     2.1 CONCURRENT WITH EXECUTION OF THE AGREEMENT, SELLER GRANTS TO CUSTOMER A REVOCABLE, NON-EXCLUSIVE AND NON-TRANSFERABLE LICENSE UNDER SELLER'S APPLICABLE PROPRIETARY RIGHTS TO USE SOFTWARE DELIVERED TO CUSTOMER HEREUNDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH HEREIN.

     2.2 CUSTOMER AGREES TO PAY THE LICENSING FEES FOR THE RIGHT TO USE THE SOFTWARE AND FEATURES AND FOR ANY SUPPORT THEREOF AS SET FORTH IN EXHIBIT A (PRICING) OR IN AN AMENDMENT THERETO. THE LICENSING FEE IS A ONE TIME FEE WHICH GRANTS THE CUSTOMER THE RIGHT TO USE THE VERSION OF SOFTWARE LICENSED FOR AS LONG AS THE CUSTOMER OWNS THE PRODUCT.

3.   Limitations On Use Of Software

     3.1 WITHOUT THE PRIOR WRITTEN CONSENT OF SELLER, CUSTOMER SHALL ONLY USE THE SOFTWARE IN CONJUNCTION WITH A SINGLE PRODUCT EXISTING WITHIN THE SITE SPECIFIED IN THE PO ("DESIGNATED PRODUCT").

     3.2 CUSTOMER MAY USE THE SOFTWARE TO ROUTINELY OPERATE AND MAINTAIN THE DESIGNATED PRODUCT. FOR PURPOSES OF THIS SUBSECTION, "MAINTAIN" SHALL BE CONSTRUED TO MEAN PERFORMING DIAGNOSTIC TESTING CONSISTENT WITH CUSTOMER'S OBLIGATION TO PROVIDE THE FIRST LEVEL OF MAINTENANCE. UNDER NO CONDITION SHALL THE SOFTWARE BE USED FOR ANY OTHER PURPOSE, INCLUDING, BUT NOT LIMITED TO, SUBSTITUTED PRODUCTS, OR PRODUCTS NOT OWNED BY CUSTOMER, OR PRODUCTS LOCATED AT A LOCATION OTHER THAN THE SITE SPECIFIED IN THE PO.

     3.3 THE LICENSE GRANTED TO CUSTOMER IN SECTION 2 IS PERSONAL AND MAY NOT BE TRANSFERRED TO ANOTHER PRODUCT OR SITE WITHOUT THE WRITTEN CONSENT OF SELLER.

     3.4 TO THE EXTENT SPECIFIED IN EXHIBIT A OR AN AMENDMENT THERETO AND PROVIDED CUSTOMER HAS PAID ANY APPLICABLE LICENSING FEES, CUSTOMER SHALL HAVE THE RIGHT TO USE FEATURES IN ACCORDANCE WITH THE TERMS OF THIS EXHIBIT. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE MAY CONTAIN THEREIN SEVERAL ADDITIONAL FEATURES WHICH ARE EACH COVERED BY SEPARATE LICENSING FEES. CUSTOMER AGREES NOT TO USE, AND THE LICENSE SPECIFICALLY DOES NOT EXTEND TO, SUCH ADDITIONAL FEATURES UNLESS THEY ARE SPECIFIED IN EXHIBIT A OR AN AMENDMENT THERETO AND PROVIDED CUSTOMER HAS PAID THE APPLICABLE LICENSING FEES FOR SUCH ADDITIONAL FEATURES.

     3.5 THE SOFTWARE IS SUBJECT TO LAWS PROTECTING TRADE SECRETS, KNOW-HOW, CONFIDENTIALITY AND COPYRIGHT.

     3.6 CUSTOMER SHALL NOT TRANSLATE, MODIFY, ADAPT, DECOMPILE, DISASSEMBLE, OR REVERSE ENGINEER THE SOFTWARE OR ANY PORTION THEREOF.

     3.7 UNLESS OTHERWISE EXPRESSLY AGREED BY SELLER, CUSTOMER SHALL NOT PERMIT ITS DIRECTORS, OFFICERS, EMPLOYEES OR ANY OTHER PERSON UNDER ITS DIRECT OR INDIRECT CONTROL, TO WRITE, DEVELOP, PRODUCE, SELL, OR LICENSE ANY SOFTWARE THAT PERFORMS THE SAME FUNCTIONS AS THE SOFTWARE BY MEANS DIRECTLY ATTRIBUTABLE TO ACCESS TO THE SOFTWARE (E.G. REVERSE ENGINEERING OR COPYING).

     3.8 CUSTOMER SHALL NOT EXPORT THE SOFTWARE FROM THE UNITED STATES WITHOUT THE WRITTEN PERMISSION OF SELLER. IF WRITTEN PERMISSION IS GRANTED FOR EXPORT OF THE SOFTWARE, THEN CUSTOMER SHALL COMPLY WITH ALL U.S. LAWS AND REGULATIONS FOR SUCH EXPORTS AND SHALL HOLD SELLER HARMLESS, INCLUDING LEGAL FEES AND EXPENSES FOR ANY VIOLATION OR ATTEMPTED VIOLATION OF THE U.S. EXPORT LAWS.

4.   Right To Copy, Protection And Security

     4.1 SOFTWARE PROVIDED HEREUNDER MAY BE COPIED (FOR BACK-UP PURPOSES ONLY) IN WHOLE OR IN PART, IN PRINTED OR MACHINE-READABLE FORM FOR CUSTOMER'S INTERNAL USE ONLY, PROVIDED, HOWEVER, THAT NO MORE THAN TWO
          (2) PRINTED COPIES AND TWO (2) MACHINE-READABLE COPIES SHALL BE IN EXISTENCE AT ANY ONE TIME WITHOUT THE PRIOR WRITTEN CONSENT OF SELLER, OTHER THAN COPIES RESIDENT IN THE PRODUCTS.

     4.2 WITH REFERENCE TO ANY COPYRIGHT NOTICE OF SELLER ASSOCIATED WITH SOFTWARE, CUSTOMER AGREES TO INCLUDE THE SAME ON ALL COPIES IT MAKES IN WHOLE OR IN PART. SELLER'S COPYRIGHT NOTICE MAY APPEAR IN ANY OF SEVERAL FORMS, INCLUDING MACHINE-READABLE FORM. USE OF A COPYRIGHT NOTICE ON THE SOFTWARE DOES NOT IMPLY THAT SUCH HAS BEEN PUBLISHED OR OTHERWISE MADE GENERALLY AVAILABLE TO THE PUBLIC.

     4.3 CUSTOMER AGREES TO KEEP CONFIDENTIAL, IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT, AND NOT PROVIDE OR OTHERWISE MAKE AVAILABLE IN ANY FORM ANY SOFTWARE OR ITS CONTENTS, OR ANY PORTION THEREOF, OR ANY DOCUMENTATION PERTAINING TO THE SOFTWARE, TO ANY PERSON OTHER THAN EMPLOYEES OF CUSTOMER OR SELLER.

     4.4 SOFTWARE, INCLUDING FEATURES IS THE SOLE AND EXCLUSIVE PROPERTY OF SELLER AND NO TITLE OR OWNERSHIP RIGHTS TO THE SOFTWARE OR ANY OF ITS PARTS, INCLUDING DOCUMENTATION, IS TRANSFERRED TO CUSTOMER.

     4.5 CUSTOMER ACKNOWLEDGES THAT IT IS THE RESPONSIBILITY OF CUSTOMER TO TAKE ALL REASONABLE MEASURES TO SAFEGUARD SOFTWARE AND TO PREVENT ITS UNAUTHORIZED USE OR DUPLICATION.

5.   Remedies

     Customer acknowledges that violation of the terms of this Exhibit or the Agreement shall cause Seller irreparable harm for which monetary damages may be inadequate, and Customer agrees that Seller may seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Seller's interests.

6.   Term

     Unless otherwise terminated pursuant to Section 7 herein, the term of the license granted pursuant to Section 2 herein shall be co-extensive with the term of any licensing and/or maintenance fees paid by Customer to Seller pursuant to Exhibit A or an Amendment thereto.

7.   Termination

     7.1  THE LICENSE GRANTED HEREUNDER MAY BE TERMINATED BY CUSTOMER UPON ONE
          (1) MONTH'S PRIOR WRITTEN NOTICE.

     7.2 SELLER MAY TERMINATE THE LICENSE GRANTED HEREUNDER IF CUSTOMER IS IN DEFAULT OF ANY OF THE TERMS AND CONDITIONS OF THE AGREEMENT OR EXHIBITS, AND SUCH TERMINATION SHALL BE EFFECTIVE IF CUSTOMER FAILS TO CORRECT SUCH DEFAULT WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE THEREOF BY SELLER. THE PROVISIONS OF SECTIONS 4 AND 5 HEREIN SHALL SURVIVE TERMINATION OF ANY SUCH LICENSE.

     7.3 WITHIN ONE (1) MONTH AFTER TERMINATION OF THE LICENSE GRANTED HEREUNDER, CUSTOMER SHALL FURNISH TO SELLER A DOCUMENT CERTIFYING THAT THROUGH ITS BEST EFFORTS AND TO THE BEST OF ITS KNOWLEDGE, THE ORIGINAL AND ALL COPIES IN WHOLE OR IN PART OF ALL SOFTWARE, IN ANY FORM, INCLUDING ANY COPY IN AN UPDATED WORK, HAVE BEEN RETURNED TO SELLER OR DESTROYED. WITH PRIOR WRITTEN CONSENT FROM SELLER, CUSTOMER MAY RETAIN ONE (1) COPY FOR ARCHIVAL PURPOSES ONLY.

8.   Rights Of The Parties

     8.1 NOTHING CONTAINED HEREIN SHALL BE DEEMED TO GRANT, EITHER DIRECTLY OR BY IMPLICATION, ESTOPPEL, OR OTHERWISE, ANY LICENSE UNDER ANY PATENTS OR PATENT APPLICATIONS OF SELLER; EXCEPT THAT CUSTOMER SHALL HAVE A NON-EXCLUSIVE, LICENSE UNDER SELLER'S PATENTS AND PATENT APPLICATIONS TO USE, IN SELLER-SUPPLIED

     8.2 EQUIPMENT ONLY, SOFTWARE SUPPLIED HEREUNDER, WHEN SUCH LICENSE IS IMPLIED OR OTHERWISE ARISES BY OPERATION OF LAW BY VIRTUE OF THE PURCHASE OF SUCH COPIES FROM SELLER.

     8.3 RIGHTS IN PROGRAMS OR OPERATING SYSTEMS OF THIRD PARTIES, IF ANY, ARE FURTHER LIMITED BY THEIR LICENSE AGREEMENTS WITH SUCH THIRD PARTIES, WHICH AGREEMENTS ARE HEREBY INCORPORATED BY REFERENCE THERETO AND MADE A PART HEREOF AS IF FULLY SET FORTH HEREIN. CUSTOMER AGREES TO ABIDE THEREBY.

     8.4 DURING THE TERM OF THE LICENSE GRANTED PURSUANT TO SECTION 2 HEREIN AND FOR A PERIOD OF ONE (1) YEAR AFTER EXPIRATION OR TERMINATION, SELLER, AND WHERE APPLICABLE, ITS LICENSOR(S), OR THEIR REPRESENTATIVES MAY, UPON PRIOR NOTICE TO CUSTOMER, A) INSPECT THE FILES, COMPUTER PROCESSORS, EQUIPMENT, FACILITIES AND PREMISES OF CUSTOMER DURING NORMAL WORKING HOURS TO VERIFY CUSTOMER'S COMPLIANCE WITH THIS AGREEMENT, AND B) WHILE CONDUCTING SUCH INSPECTION, COPY OR RETAIN ALL SOFTWARE, INCLUDING THE MEDIUM ON WHICH IT IS STORED AND ALL DOCUMENTATION THAT CUSTOMER MAY POSSESS IN VIOLATION OF THE LICENSE OR THE AGREEMENT.

     8.5 CUSTOMER ACKNOWLEDGES THAT THE PROVISIONS OF THIS EXHIBIT D ARE INTENDED TO INURE TO THE BENEFIT OF SELLER AND ITS LICENSORS AND THEIR RESPECTIVE SUCCESSORS IN INTEREST. CUSTOMER ACKNOWLEDGES THAT SELLER OR ITS LICENSORS HAVE THE RIGHT TO ENFORCE THESE PROVISIONS AGAINST CUSTOMER, WHETHER IN SELLER'S OR ITS LICESNSOR'S NAME.

9.   Limitations On Software

     Customer understands that errors occur in Software and Seller makes no warranty that the Software will perform without error. Customer agrees that it is Customer's responsibility to select and test the Software to be sure it meets Customer's needs. Customer agrees to accept Software in its current condition. Seller agrees to repair any service effecting Software defect promptly per the warranty terms during the Warranty Period.

10.  Entire Understanding

     Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments; the Agreement and this Exhibit D set forth the entire understanding and obligations regarding use of Software, implied or expressed.

                        EXHIBIT E: PERFORMANCE CRITERIA

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                 TELEFONICA CELULAR DEL PARAGUAY ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax  425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------
  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1998, METAWAVE  COMMUNICATIONS  CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                              PERFORMANCE CRITERIA

For the purposes of uniformity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit E and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein. The Performance Evaluation Period(s) definition set forth herein shall take the place of the Performance Evaluation Period set forth in the Definitions section of the Agreement.
1. Introduction

This Exhibit E lists the Performance Criteria required for Performance Acceptance of the Products in the Initial Order. The purpose of the Performance Evaluation is to demonstrate that the Products of the Initial Order meet or exceed the Performance Criteria required for Performance Acceptance.
2. Performance Criteria

                                     [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF METAWAVE COMMUNICATIONS CORPORATION]

                           NON-DISCLOSURE AGREEMENT
                           ------------------------

     This Non-Disclosure Agreement ("Agreement"), effective October 16, 1997 ("Effective Date"), is by and between Telefonica Celular del Paraguay, S.A. ("Recipient") having a place of business at F.R. Moreno 509, 6to. Piso, Asuncion, Paraguay, and Metawave Communications Corporation ("Metawave") having a place of business at 8700 148th Ave. NE, Redmond, WA 98052 U.S.A.

1. The purpose of this Agreement is to allow each party to obtain from the other certain technical and business information related to wireless systems under terms that will protect the confidential and proprietary nature of such information.

2. As used in this Agreement, "Confidential Information" shall mean any and all technical or business information furnished, in whatever form or medium, or disclosed by one party to the other including, but not limited to, product/service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data, and personnel statistics, which are marked as confidential or proprietary by the disclosing party, or, for information which is orally disclosed, the disclosing party indicates to the other at the time of disclosure the confidential or proprietary nature of the information and confirms in writing to the receiving party within thirty (30) days after such disclosure that such information is confidential. Any technical or business information of a third person furnished or disclosed by one party to the other shall be deemed "Confidential Information" of the disclosing party unless otherwise specifically indicated in writing to the contrary.

3. Each party agrees to hold such Confidential Information in confidence for a period of three (3) years from the date of receipt of same unless otherwise agreed to in writing by the disclosing party, and that during such period each party will use such information solely for the purposes of this Agreement unless otherwise allowed in this Agreement or by written permission of the disclosing party. Each party agrees not to copy such Confidential Information of the other unless specifically authorized. Each party agrees that it shall not make disclosure of any such Confidential Information to anyone (including subcontractors) except employees of such party to whom disclosure is necessary for the purposes set forth above. Each party shall appropriately notify such employee that the disclosure is made in confidence and shall be kept in confidence in accordance to this Agreement. Each party also agrees that it will make requests for Confidential Information of the other only if necessary to accomplish the
     purposes set forth in this Agreement.   The receiving party agrees that
     Confidential Information shall be handled with the same degree of care which the receiving party applies to its own Confidential Information but in no event less than reasonable care.

4. Each party agrees that in the event permission is granted by the other to copy such Confidential Information, each such copy shall contain and state the same confidential or proprietary notices or legends, if any, which appear on the original. Nothing herein shall be construed as granting to either party any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by the other party.

5. Upon termination of this Agreement for any reason or upon request of the disclosing party, all Confidential Information, together with copies of same as may be authorized herein, shall be returned to the disclosing party or certified destroyed by the receiving party upon the request of the disclosing party. The requirements of use and confidentiality set forth herein shall survive the termination of this Agreement.

6. The obligations imposed in this Agreement shall not apply to any information that:

     (a) is already in the possession of or is independently developed by the receiving party; or

     (b) is or becomes publicly available through no fault of the receiving party; or

     (c) is obtained by the receiving party from a third person who is under no obligation of confidence to the party whose Confidential Information is disclosed; or

     (d)  is disclosed without restriction by the disclosing party.

7. Except for the obligations of use and confidentiality imposed in this Agreement no obligation of any kind is assumed or implied against either party by virtue of the party's meetings or conversations with respect to whatever Confidential Information is exchanged. Each party further acknowledges that this Agreement and any meetings and communications of the parties relating to the same subject matter shall not:

     (a) constitute an offer, request, or contract with the other to engage in any research, development or other work;

     (b) constitute an offer, request or contract involving a buyer-seller relationship, venture, teaming or partnership relationship between the parties; and

     (c) impair or restrict the parties' right to make, procure or market any products or services, now or in the future, which may be competitive with those offered by the disclosing party, or which are the subject matter of this Agreement.

     The parties expressly agree that any money, expenses or losses expended or incurred by each party in preparation for, or as a result of this Agreement or the parties meetings and communications, is at each party's sole cost and expense provided, however, that notwithstanding anything to the contrary in the Agreement, neither party's rights shall be limited in law or equity to enforce the confidentiality and use obligations imposed under this Agreement.

8. Without prior consent of the other party, neither party shall disclose to any third person the existence or purpose of this Agreement, the terms or conditions hereof, the fact that discussions are taking place or that Confidential Information is being shared, except as may be required by law and then only after first notifying the other party of such required disclosure. The parties also agree that neither party shall use any trade name, service mark, or trademark of the other or refer to the other party in any promotional activity or material without first obtaining the prior written consent of the other party.

9. Neither this Agreement nor any rights hereunder in whole or in part shall be assignable or otherwise transferable by either party and the obligations contained in this Agreement shall survive and continue after termination of this Agreement, provided, that either party may assign or transfer this Agreement and rights hereunder to any current or future affiliates or successor company if such assignee agrees in writing to the terms and conditions herein.

10. The foregoing shall apply to any subsequent meetings or any communications between the parties relating to the same subject matter unless this Agreement is modified in writing and such writing is signed by each party.

11. This Agreement shall be governed and construed by the laws of the State of Delaware.

12. Each party shall comply with all applicable U.S. and foreign export control laws and regulations and shall not export or re-export any technical data or products except in compliance with the applicable export control laws and regulations of the U.S. and any foreign country.

13. Any notice to be given under this Agreement by either party to the other, shall be in writing and shall be deemed given when sent by Certified mail. If either party changes its address during the term of this Agreement, it shall so advise the other party in writing as provided in this Agreement and any notice thereafter required to be given shall be sent by Certified mail to such new addresses.

14. In the event that this Agreement is translated into any other language, the English version hereof shall take precedence and govern.

15. This Agreement, together with any and all exhibits incorporated herein, constitutes the entire Agreement between the parties with respect to the subject matter of this Agreement. No provision of this Agreement shall be deemed waived, amended, or modified by either party, unless such waiver, amendment or modification is made in writing and signed by both parties. This Agreement supersedes all previous Agreements between Metawave and Recipient relating to the subject matter in this Agreement.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Agreement as of the Effective Date.


METAWAVE COMMUNICATIONS CORP.      TELEFONICA CELULAR DEL PARAGUAY, S.A.

/s/ Kathryn Surace-Smith           /s/ Mario Zenotti
--------------------------         ---------------------------
(Signature)                        (Signature)

Kathryn Surace-Smith               Mario Zenotti
--------------------------         ---------------------------
(Print Name)                       (Print Name)

General Counsel                    General Manager
--------------------------         ---------------------------
(Title)                            (Title)

12/10/97                           January 29, 1998
--------------------------         ---------------------------
(Date)                             (Date)

                    EXHIBIT G: PRODUCT MAINTENANCE PROGRAM

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                                   METAWAVE

                                      AND

                             TELECEL DEL PARAGUAY





                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------
 This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law.  This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                 (C)1997, Metawave Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                          PRODUCT MAINTENANCE PROGRAM

                               TABLE OF CONTENTS

1.  Introduction............................................................  3
2.  Hardware Maintenance Program............................................  3
3.  Software Maintenance Program............................................  4

                                    ANNEX A

  A  Metawave Customer Support Center.......................................  7
  B  Return Material Authorization (RMA)....................................  7
  C  Return Address.........................................................  7
  D  Packing Instructions...................................................  7
  E  Purchase Orders........................................................  7
  F  Pricing and Invoicing..................................................  8
  G  Emergency Expedite Service.............................................  8
  H  Loaner and Pre-exchange Orders.........................................  9
  I  Freight................................................................  9
  J  Duties and Taxes.......................................................  9
  K  Non-compliance.........................................................  9
  L  Conflicting Terms......................................................  9